1,200,000 SHARES

                SERIES A CUMULATIVE CONVERTIBLE PREFERRED SHARES

                           WELLINGTON PROPERTIES TRUST


                             UNDERWRITING AGREEMENT


                             _________________, 1999



R. J. Steichen & Company
One Financial Plaza
120 South Sixth Street
Minneapolis MN 55402


Dear Ladies and Gentlemen:

     Wellington Properties Trust, a Maryland Business Trust hereby confirms its agreement, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for which
R. J. Steichen & Company is acting as the representative (in such capacity, the "Representative"), an aggregate of 1,200,000 Shares of Series A Cumulative Convertible Preferred Stock, $.01 par value, of Wellington Properties Trust (the "Firm Shares") and up to 180,000 additional Shares upon the request of the Underwriters solely for the purpose of covering overallotments (the "Option Shares"). The Firm Shares and the Option Shares, which aggregate 1,380,000 Shares, are collectively referred to herein as the "Shares." Further, the Company hereby confirms its agreement to issue to the Underwriter warrants for the purchase of up to 138,000 Shares as described in Section 5 hereof (the "Underwriter's Warrants"), assuming purchase by the Underwriter of the Firm Shares. The Shares issuable upon exercise of the Underwriter's Warrants are referred to as the "Warrant Shares." Except as the context may otherwise require, Wellington Properties Trust and its operating partnership, Wellington Properties Investment, L.P., are referred to herein collectively as the "Company." The Shares will be in the form and contain such rights and terms as described in the Prospectus.

     The Company hereby confirms the arrangements with respect to the purchase, severally and not jointly, by each of the Underwriters the number of the Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares purchased if the overallotment option is exercised in whole or in part. The Company has been advised and hereby acknowledges that R. J. Steichen & Company has been duly authorized to act as the representative of the Underwriters. As used in this Agreement, the term "Underwriter" refers to any individual member of the underwriting syndicate and includes any party substituted for an Underwriter under Section 9 hereof.

     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the several Underwriters as follows:

          (a) A registration statement on Form SB-2 with respect to the Shares, and as a part thereof a preliminary Prospectus has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") thereunder and has been filed with the SEC under the 1933 Act. The Company has filed such amendments to the registration statement and such amended preliminary prospectuses as may have been required to be filed to the date hereof. If the Company has elected not to rely upon Rule 430A, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (provided the Underwriters have consented to such filing). If the Company has elected to rely upon Rule 430A, it will prepare and timely file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Copies of such registration statement and each pre-effective amendment thereto, and each related preliminary prospectus have been delivered by the Company to the Underwriters. Such registration statement, as amended or supplemented, including all prospectuses included as a part thereof, financial schedules, exhibits, the information (if any) deemed to be part thereof pursuant to Rules 430A and 434 under the 1933 Act and any registration statement filed pursuant to Rule 462 under the 1933 Act, is herein referred to as the "Registration Statement." The term "Prospectus" as used herein shall mean the final prospectus, as amended or supplemented, included as a part of the Registration Statement on file with the SEC when it becomes effective; provided, however, that if a prospectus is filed by the Company pursuant to Rules 424(b) and 430A or a term sheet is filed by the Company pursuant to Rule 434 under the 1933 Act, the term "Prospectus" as used herein shall mean the prospectus so filed pursuant to Rules 424(b) and 430A and the term sheet so filed pursuant to Rule 434. The term "Preliminary Prospectus" as used herein means any prospectus, as amended or supplemented, used prior to the Effective Date (as defined in Section 4(a) hereof) and included as a part of the Registration Statement, including any prospectus filed with the SEC pursuant to Rule 424(a).

          (b) Neither the SEC nor any state securities division has issued any order preventing or suspending the use of any Preliminary Prospectus, or issued a stop order with respect to the offering of the Shares or requiring the recirculation of a Preliminary Prospectus and, to the best knowledge of the Company, no proceeding for any such purpose has been initiated or threatened. Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing with the SEC, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the SEC and on any Closing Date (as defined in Section 3 hereof), as the case may be, conformed or will conform in all material respects with the requirements of the 1933 Act and the Rules and Regulations and the securities laws ("Blue Sky laws") of the states where the Shares are to be sold (the "States") and contained or will contain all statements that are required to be stated therein in accordance with the 1933 Act, the Rules and Regulations and the Blue Sky laws of the

     States. When the Registration Statement became or becomes effective and when any post-effective amendments thereto shall become effective, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither any Preliminary Prospectus, on the date of filing thereof with the SEC, nor the Prospectus or any amendment or supplement thereto, on the date of filing thereof with the SEC and on the First and Second Closing Dates, contained or will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Subsection 1(b) shall apply to statements in, or omissions from, the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriters, as identified in
     Section 12 herein, specifically for use in the preparation of the Registration Statement, Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto. There is no contract or other document of the Company of a character required by the 1933 Act or the Rules and Regulations to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, that has not been described or filed as required. The descriptions of all such contracts and documents or references thereto are correct and include the information required under the 1933 Act and the Rules and Regulations.

          (c) The Company has been duly organized and is validly existing in good standing under the laws of the State of Maryland, with full corporate power and authority, to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the business of the Company. The Company has all necessary and material authorizations, approvals and orders of and from all governmental regulatory officials and bodies to own its properties and to conduct its business as described in the Registration Statement and Prospectus, and is conducting its business in substantial compliance with all applicable material laws, rules and regulations of the jurisdictions in which it is conducting business. The Company holds all material licenses, certificates, permits, authorizations, approvals and orders of and from all state, federal and other governmental regulatory officials and bodies necessary to own its properties and to conduct its business as described in the Registration Statement and Prospectus, or has obtained waivers from any such applicable requirements from the appropriate state, federal or other regulatory authorities. All such licenses, permits, approvals, certificates, consents, orders and other authorizations are in full force and effect, and the Company has not received notice of any proceeding or action relating to the revocation or modification of any such license, permit, approval, certificate, consent, order or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might materially and adversely affect the conduct of the business or the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company.

          (d) The Company has no subsidiaries and is not affiliated with any other Company or business entity, except as disclosed in the Prospectus.

          (e) The Company is not in violation of its Declaration of Trust or Bylaws. The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, and there does not exist any state of facts which constitutes an event of default on the part of the Company or which, with notice or lapse of time or both, would constitute such an event of default. The Company is not, to the best of its knowledge, in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, which violation is material to the business of the Company.

          (f) The Company has full requisite power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and will be a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, if and when this Agreement shall have become effective in accordance with Section 8, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which the property or assets of the Company is bound, (ii) the Company's Declaration of Trust or Bylaws or (iii) any statute or any order, rule or regulation of any court, governmental agency or body having jurisdiction over the Company. No consent, approval, authorization or order of any court, governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the 1933 Act, the Rules and Regulations, the Blue Sky laws, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the rules and regulations of Nasdaq.

          (g) Except as is otherwise expressly stated in the Registration Statement or Prospectus, there are no actions, suits or proceedings pending before any court or governmental agency, authority or body to which the Company is a party or of which the business or property of the Company is the subject which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, materially and adversely affect its properties or assets or prevent consummation of the transactions contemplated by this Agreement; and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened except as is otherwise expressly stated in the Registration Statement or Prospectus. The Company is not aware of any facts which would form the basis for the assertion of any material claim or liability which are not disclosed in the Registration Statement or the Prospectus or adequately reserved for in the financial statements which are a part thereof, except for such claims or liabilities which are not currently expected to have a material adverse effect on the condition (financial or otherwise) or the earnings, affairs or business prospects of the Company. All pending legal or governmental proceedings to which the Company is a party or to which any of its property is subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company.

          (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus. The outstanding Common Stock of the Company is duly authorized, validly issued, fully paid and nonassessable. The Shares and authorized securities of the Company conform in substance to all statements relating thereto contained in the Registration Statement and Prospectus. The securities to be sold by the Company hereunder and the shares of Common Stock issuable upon conversion of the Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus. No preemptive rights or similar rights of any security holders of the Company exist with respect to the issuance and sale of the Shares by the Company. Except as disclosed in the Prospectus, the Company has no agreement with any security holder which gives such security holder the right to require the Company to register under the 1933 Act any securities of any nature owned or held by such person either in connection with the transactions contemplated by this Agreement or after a demand for registration by such holder. Upon payment for and delivery of the Shares pursuant to this Agreement, the Underwriters will acquire the Shares, free and clear of all liens, encumbrances or claims. The certificates evidencing the Shares will comply as to form with all applicable provisions of the laws of the State of Maryland. Except as set forth in any part of the Registration Statement, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Stock or other securities of the Company, or any such warrants, convertible securities or obligations.

          (i) The Underwriters' Warrants, and the Shares issuable upon exercise or conversion thereof (the "Warrant Shares") have been duly authorized. The Underwriters' Warrants, when issued and delivered to the Underwriters, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares when issued in accordance with the terms of the Underwriters' Warrants, will be validly issued, fully paid and nonassessable and subject to no preemptive rights or similar rights on the part of an person or entity. A sufficient number of Shares have been reserved for issuance by the Company upon exercise of the Underwriters' Warrants and a sufficient number of shares of Common

     Stock have been reserved for issuance by the Company upon conversion of the Warrant Shares.

          (j) Grant Thornton, whose reports appear in the Registration Statement and Prospectus, are independent accountants within the meaning of the 1933 Act and the Rules and Regulations. The financial statements of the Company, together with the related notes, forming part of the Registration Statement and Prospectus (the "Financial Statements"), fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. The Financial Statements are accurate, complete and correct and have been prepared in accordance with the 1933 Act, the Rules and Regulations and generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, except as may be otherwise stated therein. The summaries of the Financial Statements and the other financial and statistical data and related notes set forth in the Registration Statement and the Prospectus are (i) accurate and correct and fairly present the information purported to be shown thereby as of the dates and for the periods indicated on a basis consistent with the audited financial statements of the Company and (ii) in compliance in all material respects with the requirements of the 1933 Act and the Rules and Regulations. The Financial Statements are based upon and consistent with the financial statements and other reports filed by the Company with the SEC, except for inconsistencies attributable solely to differences between GAAP and regulatory accounting principles.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and at any Closing Date, except as is otherwise disclosed in the Registration Statement or Prospectus, there has not been:

               (i) any change in the capital stock or long-term debt (including any capitalized lease obligation), or except in the ordinary course of business increase in the short-term debt of the Company;

               (ii) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company;

               (iii) any material adverse change, or any development involving a material adverse change, in or affecting the business, business prospects, properties, assets, patents or patent applications (including those of the Company and those relating to devices or technologies licensed to the Company), management, financial position, stockholders' equity, results of operations or general condition of the Company;

               (iv) any material transaction entered into by the Company;

               (v) any material obligation, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business that, in the aggregate, are not material; or

               (vi) any dividend or distribution of any kind declared, paid or made on the Company's capital stock.

          (l) Except as is otherwise disclosed in the Registration Statement or Prospectus, the Company has good and marketable title to all of the property, real and personal, described in the Registration Statement or Prospectus as being owned by the Company, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company of such property or as disclosed in the Financial Statements. Except as is otherwise disclosed in the Registration Statement or Prospectus, the Company has valid and binding leases to the real and personal property described in the Registration Statement or Prospectus as being under lease to the Company, except as to those leases which are not material to the Company or the lack of enforceability of which would not materially interfere with the use made and to be made by the Company of such leased property.

          (m) The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon. The Company is not in default in the payment of any taxes and has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

          (n) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company.

          (o) Except as disclosed in the Prospectus:

               (i) The Company owns or possesses the unrestricted rights to use all patents, copyrights, trademarks, trade secrets and proprietary rights or information necessary for the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and for the conduct of its present or intended business as described in the Prospectus. There are no pending legal, governmental or administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information to which the Company is a party or to which any property of the Company is subject and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others. The Company has not received any notice of conflict with asserted rights of others. The Company is not using any confidential information or trade secrets of any third party without such party's consent.

               (ii) The Company does not infringe upon the right or claimed rights of any person under or with respect to any of the intangible rights listed in the preceding subsection. The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, except as disclosed in the Registration Statement.

          (p) The Company intends to apply the proceeds from the sale of the Shares by it to the purposes and substantially in the manner set forth in the Prospectus.

          (q) The Company has no defined benefit pension plan or other pension benefit plan, except for its 401(K) Plan which has no benefit obligations and has not been funded, which is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended from time to time, except as disclosed in the Registration Statement.

          (r) To the best of the Company's knowledge, no person is entitled, directly or indirectly, to compensation from the Company or the Underwriters for services as a finder in connection with the transactions contemplated by this Agreement.

          (s) The conditions for use of a Registration Statement on Form SB-2 for the distribution of the Shares have been satisfied with respect to the Company.

          (t) The Company has not taken and will not take, directly or indirectly, any action (and does not know of any action by its directors, officers, stockholders, or others) which has constituted or is designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation, as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (u) The Company has not sold any securities in violation of Section 5(a) of the 1933 Act.

          (v) The Company maintains insurance, which is in full force and effect, of the types and in the amounts adequate for its business and in line with the insurance maintained by similar companies and businesses.

          (w) The Company hereby represents that it has complied and will comply with all provisions of Florida Statutes Section 517.075 (Ch. 92-198 and Rule 3EER92-1 of the Rules of the Florida Department of Banking and Finance, Division of Securities) copies of which are attached hereto. Neither the issuer, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

          (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP.

          (y) All material transactions between the Company and its shareholders who beneficially own more than 5% of any class of the Company's voting securities have been accurately disclosed in the Prospectus, and the terms of each such transaction are fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

          (z) The Company has obtained a written agreement from each of the officers and directors of the Company and certain other shareholders of the Company determined by the Underwriters that such person will not, without the prior written consent of the Underwriters, during the 180-day period commencing on the effective date of the Registration Statement (the "Lockup Period) (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Securities of the Company beneficially held by the officer or director during the Lockup Period, (ii) sell, transfer or otherwise dispose of or agree to sell, transfer or otherwise dispose of any options, rights, warrants or other securities exercisable or convertible into Shares of Common Stock of the Company beneficially held by the officer or director during the Lockup Period, or (iii) sell or grant, or agree to sell or grant, options, rights, warrants or other securities exercisable or convertible into any such Shares of Common Stock; provided, however, that the foregoing does not prohibit gifts by donees who agree to be bound by the restrictions set forth in the lockup agreement or transfers by will or the laws of descent.

          (aa) The Shares have been approved by Nasdaq for trading on its National Market System following effectiveness of the Registration Statement subject to official notice of issuance. The Company's shares of Common Stock are traded on the NASDAQ Small Cap Market.

          (bb) The Company has timely filed all documents and amendments to previously filed documents required to be filed by it pursuant to the 1934 Act and the rules and regulations of the SEC thereunder. Each such document conformed in all material respects with the requirements of the 1934 Act and contained all information required to be stated therein in accordance with the 1934 Act. No part of any such document contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. True copies of each of the documents incorporated by reference, if any, into each Preliminary Prospectus and the Prospectus have been delivered by the Company to the Representative. To the best of the Company's knowledge, the executive officers and directors of the Company and stockholders who hold more than 5% of the Company's outstanding Common Stock, have made, and are current with, all filings, if any, that are required under the 1934 Act.

     2.   Purchase, Sale, Delivery and Payment.

          (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the Firm Shares at $9.20 per Unit. The respective amount of Firm Shares set forth such Underwriter's name in Schedule I hereto. The obligation of the Underwriters will collectively purchase all of the Firm Shares if any are purchased.

          (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase the Option Shares (not to exceed an aggregate of fifteen percent (15%) of the total number of Firm Shares) at the same purchase price as the Firm Shares for use solely in covering any overallotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within forty-five (45) days after the Effective Date (as defined in Section 4(a) hereof) upon notice (confirmed in writing) by the Representative to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option and the date on which certificates for such Option Shares are to be delivered. The option granted hereby may be canceled by the Representative as to the Option Shares for which the option is unexercised at any time prior to the expiration of the forty-five (45) day period upon notice to the Company.

          (c) The Company will deliver the Firm Shares to the Representative at the offices of Maun & Simon, PLC, unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the third full business day after trading the Shares has commenced (but not more than the third (3rd) full business day after the date the Registration Statement is declared effective), or such earlier time as may be agreed upon between the Representative and the Company. Such time and place is herein referred to as the "First Closing Date."

          (d) The Company will deliver the Option Shares being purchased by the Underwriters to the Representative at the offices of Maun & Simon, PLC, set forth in Section 2(c) above, unless some other place is agreed upon, at 10:00 A.M., Minneapolis time, against payment of the purchase price at the same place, on the date determined by the Representative and of which the Company has received notice as provided in Section 2(b), which shall not be earlier than two nor later than three (3) full business days after the exercise of the option as set forth in Section 2(b), or at such other time not later than ten (10) full business days thereafter as may be agreed upon by the Representative and the Company, such time and date being herein referred to as the "Second Closing Date." The First and Second Closing Dates are collectively referred to herein as the "Closing Date."

          (e) Certificates for the Shares to be delivered will be registered in such names and issued in such denominations as the Underwriters shall request of the Company at least two (2) full business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriters in definitive form for the purpose of inspection and packaging at least 24 hours prior to each respective Closing Date.

          (f) Payment for the Shares shall be made, against delivery to the Representative or its designated agent, of certificates for the Shares by wire transfer to a designated account of the Company.

          (g) The Underwriters will make a public offering of the Shares directly to the public (which may include selected dealers who are members in good standing with the

     NASD or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD's Board of Governor's with respect to free-riding and withholding) as soon as the Underwriters deem practicable after the Registration Statement becomes effective at the Price to Public set forth in the Prospectus, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Such concessions from the public offering price may be allowed selected dealers of the NASD as the Underwriters determines, and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price and concessions may vary after the initial public offering. The Underwriters shall offer and sell the Shares only in jurisdictions in which the offering of Shares has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state and local securities laws.

          (h) It is understood that the Representative, individually and not as a Representative, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment by the Representative shall relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     3. Further Agreements of the Company. The Company hereby covenants and agrees with the Underwriters as follows:

          (a) If the Registration Statement has not become effective prior to the date hereof, the Company will use its best efforts to cause the
     Registration Statement and any subsequent amendments thereto to become effective as promptly as possible. The Company will notify the Representative promptly, after the Company shall receive notice thereof, of the time when the Registration Statement, or any subsequent amendment thereto, has become effective or any supplement to the Prospectus has been filed. Following the execution and delivery of this Agreement, the Company will prepare, and timely file or transmit for filing with the SEC in accordance with Rules 430A, 424(b) and 434, as applicable, copies of the Prospectus, or, if necessary, a post-effective amendment to the
     Registration Statement (including the Prospectus), in which event, the Company will take all necessary action to have such post-effective amendment declared effective as soon as possible. The Company will notify the Representative promptly upon the Company's obtaining knowledge of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and will use its best efforts to prevent the issuance of any stop order and, if a stop order is issued, to obtain as soon as possible the withdrawal or lifting thereof. The Company will promptly prepare and file at its own expense with the SEC any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary in connection with the distribution of the Shares by the Underwriters. During the period when a Prospectus relating to the Shares is required to be delivered under the 1933 Act, the Company will promptly file any amendments of, or supplements to, the Registration Statement or the Prospectus which may be necessary to correct any untrue statement of a material fact or any omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will notify the Representative promptly of the receipt of any comments from the SEC regarding the Registration Statement or Prospectus or request by the SEC for any amendment thereof or supplement thereto or for any additional information. The Company will not file any amendment of, or supplement to, the Registration Statement or Prospectus, whether prior to or after the Effective Date, which shall not previously have been submitted to the Representative and its counsel a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected.

          (b) The Company has used and will continue to use its best efforts to register or qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may designate and the Company will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification. In each jurisdiction in which the Shares shall have been registered or qualified as above provided, the Company will continue such registrations or qualifications in effect for so long as may be required for purposes of the distribution of the Shares; provided, however, that in no event shall the Company be obligated to qualify to do business as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject. In each jurisdiction where any of the Shares shall have been so qualified, the Company will file such statements and reports as are or may be reasonably required by the laws of such jurisdiction to continue such qualification in effect. The Company will notify the Representative immediately of, and confirm in writing, the suspension of qualification of the Shares or the threat of such action in any jurisdiction. The Company will use its best efforts to qualify or register its securities for sale in nonissuer transactions under (or obtain exemptions from the application of) the securities laws of such states designated by the Representative (and thereby permit market-making transactions and secondary trading in its securities in such states), and will comply with such securities laws and will continue such qualifications, registrations and exemptions in effect for a period of five
     (5) years after the date hereof.

          (c) The Company will furnish to the Representative, as soon as available, copies of the Registration Statement (one of which will be signed and which shall include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the 1933 Act, all in such quantities as the Representative may from time to time reasonably request prior to the printing of each such document. The Company specifically authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use and distribute copies of such Preliminary Prospectuses and Prospectuses in connection with the sale of the Shares as and to the extent permitted by the federal and applicable state and local securities laws.

          (d) For as long as the Company has more than 100 beneficial owners, but in no event more than five (5) years after the Effective Date, the Company will mail as soon as practicable to the holders of its securities
     substantially  the  following  documents,   which
     documents shall be in compliance with this Section if they are in the form prescribed by the 1934 Act:

               (i) within sixty (60) days after the end of the first three quarters of each fiscal year, copies of the quarterly unaudited statement of profit and loss and quarterly unaudited balance sheets of the Company and any material subsidiaries; and

               (ii) within one hundred twenty (120) days after the close of each fiscal year, appropriate financial statements as of the close of such fiscal year for the Company and any material subsidiary which shall be certified to by a nationally recognized firm of independent certified public accountants in such form as to disclose the Company's financial condition and the results of its operations for such fiscal year.

          (e) For as long as the Company has more than 100 beneficial owners, but in no event more than five (5) years after the Effective Date, the Company will furnish to the Representative (i) concurrently with furnishing such reports to its security holders, the reports described in Section 4(d) hereof; (ii) as soon as they are available, copies of all other reports (financial or otherwise) mailed to security holders; and (iii) as soon as they are available, copies of all reports and financial statements furnished to, or filed with, the SEC, the NASD, any securities exchange or market or any state securities commission by the Company. During such period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and any subsidiary or subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (f) The Company will not, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, sell or otherwise dispose of any capital stock or securities convertible or exercisable into capital stock of the Company (other than pursuant to existing option plans, director compensation plans or currently outstanding options and warrants) during the 180-day period following the Effective Date. So long as the Shares remain outstanding, the Company will not, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, sell any capital stock ranking superior to the Shares in liquidation priority. Prior to the Closing Date, the Company will not repurchase or otherwise acquire any of its capital stock or declare or pay any dividend not in the ordinary course of business or make any other distribution on any class of its capital stock.

          (g) Subject to the proviso set forth below, the Company shall be responsible for and pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), Preliminary Prospectuses and the Prospectus and any amendments thereof or supplements to any of the foregoing; (ii) the issuance and delivery of the Shares, including taxes, if any; (iii) the cost of all certificates representing the Shares; (iv) the fees and expenses of the Transfer Agent for the Shares; (v) the fees and disbursements of counsel for the Company; (vi) all fees and other charges of the independent public accountants of the Company; (vii) the cost of furnishing and delivering to the Underwriters and dealers participating in the offering copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and any amendments of, or supplements to, any of the foregoing; (viii) the NASD filing and quotation fees; and (ix) the fees and disbursements, including filing fees and all accountable fees and expenses of counsel for the Company incurred in registering or qualifying the Shares for sale under the laws of such jurisdictions upon which the Representative and the Company may agree; and
     (x) the non-accountable expenses of the Representative in an amount equal to 2.0% of the gross proceeds of the Offering. The Representative hereby acknowledges receipt of a $50,000.00 advance from the Company against the non-accountable expense allowance referred to in the preceding sentence. In the event this Agreement is terminated by the Representative pursuant to
     Section 8 or for any reason beyond the Representative's control or through no fault of the Representative or by the Company, the Company shall be obligated to pay, to the Underwriter the greater of the $50,000.00 deposit paid at the time of the execution of the letter of intent or all of its actual accountable out-of-pocket expenses, including fees of its counsel, not to exceed ______. In the event this Agreement is terminated by the Company or the Underwriter for any reason within its control, including but not limited to, an opinion of the NASD regarding the compensation arrangement of the Underwriter, the Company shall be obligated to pay the Underwriter only the $50,000.00 deposit paid at the time of the execution of the letter of intent.

          (h) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (i) The Company will maintain the quotation of its Common Stock on the Nasdaq SmallCap MarketSM and obtain and maintain the quotation of the Shares on the NASDAQ National Market System.

          (j) For a period of at least three (3) years after the Effective Date, the Company will continue to file with the SEC all reports and other documents as may be required by the 1933 Act, the Rules and Regulations and the 1934 Act.

          (k) The Company will apply the proceeds from the sale of the Shares substantially in the manner set forth in the Prospectus.

          (l) Prior to or as of the First Closing Date, the Company shall have performed each condition to closing required to be performed by it pursuant to Section 4 hereof.

          (m) Other than as permitted by the 1933 Act and the Rules and Regulations, the Company will not distribute any prospectus or other offering material in connection with the Offering.

          (n) The  Company  will,  for a  period  of two  (2)  years  after  the
     Effective Date, furnish directly to you, quarterly profit and loss statements, reports of the Company's cash flow, and statements of application of the proceeds of the offering contained in reports or statements filed by the Company with the Commission.

          (o) The Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement, a statement of earnings of the Company (which need not be audited) complying with
     Section 11(a) of the 1933 Act and the Rules and Regulations of the Commission thereunder (including at the option of the Company Rule 158).

          (p) The Company  authorizes the  Underwriters  and all dealers to whom any of the Shares may be sold by the Underwriters in connection with the distribution of the Shares to use the Prospectus as from time to time amended or supplemented in connection with the offering and sale of the Shares and in accordance with the applicable provisions of the Act and the applicable Rules and Regulations and applicable state Blue Sky or securities laws.

          (q) The Company shall not request an Effective Date nor allow the Registration Statement to be declared effective without the prior approval of the Representative.

          (r) Within the time during which the Prospectus is required to be delivered under the Act, the Company will comply, at its own expense, with all requirements imposed upon it by the 1933 Act, by the Rules and Regulations, by the Exchange Act, and by any order of the Commission, so far as necessary to permit the continuance of sales or dealing in the Shares.

          (s) The Company will reserve and keep available that maximum number of its authorized but unissued shares of Common Stock which are issuable upon conversion of the Shares or the Underwriter's Warrant during the term of the Shares and the Underwriter's Warrant.

          (t) Prior to the Closing Date, no discussions will be held by officers, directors or any other affiliate or associate of the Company with any member of the news media and no news release or other publicity about the Company will be permitted without prior approval of the Company's and the Representative's respective legal counsel.

          (u) The Company shall have obtained a CUSIP number for the Shares (and its components) prior to the effective date of the Registration Statement under the Act.

          (v) The Company shall supply to the Representative and its legal counsel, at the Company's cost, one complete bound volume of all of the documents relating to the public offering, within a reasonable time after the Closing Date, not to exceed four (4) months. The volume shall be hard cover bound in book format

          (w) The Company will apply the proceeds from the sale of the Shares by it to the purposes and in the manner set forth in the Registration Statement and, pending such application, shall invest such net proceeds only in one or more of the following, except as otherwise provided by prior written consent of the
     Underwriter: (i) interest-bearing obligations issued by the United States Government or issued by an agency or instrumentality of the United States Government and guaranteed by the United States Government and having a maturity not in excess of one year, (ii) interest-bearing domestic commercial paper having a maturity of not more than three hundred sixty-five (365) days and, at the time of purchase by the Company, rated investment grade by Moody's Investors Service, Inc. or Standard & Poor's Corporation, (iii) interest-bearing certificates of deposit issued by a commercial bank chartered by the United States Government or by any state of the United States having shareholders' equity of at least $500,000,000 except that the foregoing notwithstanding, the Company may invest no more than $100,000 of such net proceeds in certificates of deposit issued by any such commercial bank regardless of shareholders' equity, and (iv) shares or other Shares of interest in a registered open-ended investment company the assets of which aggregate at leas $200,000,000 and are invested solely in so-called "money market" obligations.

     4. Conditions of the Underwriters' Obligations. The respective obligation of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Shares as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date) and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company of its obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

          (a) The Registration Statement shall have become effective not later than 5:00 P.M. Minneapolis time, on the first full business day following the date of this Agreement, or such later date as shall be consented to in writing by the Representative (the "Effective Date"). If the Company has elected to rely upon Rule 430A, the information concerning the price of the Shares and price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the SEC for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing (or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the 1933 Act and the Rules and Regulations). No stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Representative, threatened by the SEC or any state securities commission or similar regulatory body. Any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and their legal counsel. The NASD, upon review of the terms of the Offering, shall not have objected to the terms of the Underwriters' participation in the Offering.

          (b) The Representative shall not have advised the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 4(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

          (c) Subsequent to the date as of which information is given the Registration Statement and Prospectus, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the business or properties of the Company and which, in the reasonable opinion of the Representative, materially and adversely affects the market for the Shares.

          (d) The Representative shall have received the opinion of Foley & Lardner, counsel for the Company, dated as of such respective Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Company and each of its subsidiaries has been duly organized and is validly existing in good standing under the laws of the State of organization with the requisite power to own, lease and operate their properties and conduct their business as described in the Prospectus; and are duly qualified to do business in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of their business requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on its business and the activities of the Company or the respective subsidiary.

               (ii) The number of authorized and, to the best of such counsel's knowledge, the number of issued and outstanding shares of capital stock of the Company are as set forth in the Prospectus, and all such capital stock has been duly authorized and is validly issued, fully paid and nonassessable. Upon delivery of and payment for the Shares hereunder, the Underwriters will acquire the Shares free and clear of all liens, encumbrances or claims. To the best knowledge of such counsel's knowledge, no preemptive rights, contractual or otherwise, of securities holders of the Company or others exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement or to the issuance of Warrant Shares upon exercise of the Underwriters' Warrants. To the best of such counsel's knowledge, no rights to require registration of Shares of Common Stock or other securities of the Company exist which may be exercised in connection with the filing of the Registration Statement. The Shares, Underwriters' Warrants and Warrant Shares conform as to matters of law in all material respects to the description of these securities made in the Prospectus and such description accurately sets forth the material legal provisions thereof required to be set forth in the Prospectus.

               (iii) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance and when issued, sold and delivered in accordance with the terms of the Shares, will be validly issued, fully paid and nonassessable. The issuance, sale and delivery of the Underwriter's Warrant has been duly authorized and the Warrant Shares issuable upon the exercise thereof have been reserved for issuance upon such exercise. The Warrant Shares, when issued, sold and delivered in accordance with the terms of the Underwriter's Warrant, will be validly issued, fully paid and nonassessable. No preemptive rights of, or rights of refusal in favor of, shareholders of the Company exist with respect to the Shares (or any component thereof), the Underwriter's Warrant or the Warrant Shares, or the issue and sale thereof, pursuant to the Company's Declaration of Trust or Bylaws.

               (iv) The authorized securities of the Company conform as to legal matters in all material respects to the description thereof set forth in the Prospectus under the caption "Description of Securities." The certificates representing the Shares are in proper form under the Maryland Trust Statute.

               (v) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the 1933 Act and with the Rules and Regulations, except the financial statements, the notes thereto and the related schedules and other financial and statistical data contained therein, as to which such counsel need not express an opinion.

               (vi) Counsel knows of no contracts, leases or documents that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

               (vii) The Underwriting Agreement, the underlying common stock and the Underwriter's Warrant have been duly authorized by all requisite corporate action, executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms.

               (viii) The execution and delivery of the  Underwriting  Agreement and the issue and sale of the Underwriter's Warrant, the Shares and the Warrant Shares will not violate or conflict with the organizational documents or the Bylaws of the Company or any material provision of any material contract or instrument to which the Company is a party or by which the Company is bound, or any law of the United States or the State of Maryland, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Maryland, or any judgment, order or decree known by such counsel and applicable to the Company of any court or governmental authority.

               (ix) No holders of capital stock of the Company, or securities convertible into capital stock of the Company, have the right to cause the Company to include such holder's capital stock in the Registration Statement pursuant to the Company's organizational documents or Bylaws or any contract or agreement.

               (x) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Underwriting Agreement, except such as may be required and obtained under the 1933 Act or under state or other securities laws in connection with the purchase and distribution of the Shares by the Underwriter.

               (xi) The Underwriter's Warrants has been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium, or other laws of general application affecting the rights of creditors generally and by judicial limitations on the right of specific performance and other equitable remedies, and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws. The Warrant Shares when issued in accordance with the terms of this and the Underwriter's Warrants will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Underwriter's Warrants.

               (xii) The Registration Statement has become and is effective under the 1933 Act, the Prospectus has been filed as required by Rule 424(b), if necessary and, to the best knowledge of such counsel, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. The registration of the Company's securities on Form 8-A has become effective under the Securities Exchange Act of 1934, as amended, and no stop order suspending the effectiveness of such registration, and, to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending by the Commission.

               (xiii) To the best of such counsel's knowledge, there are no material legal or governmental proceedings of a character required by the 1933 Act and the Rules and Regulations to be described or referred to in the Registration Statement or Prospectus that are not described or referred to therein. All pending legal or governmental proceedings, if any, to which the Company is a party or to which any of its property is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company.

               (xiv) To the best of such counsel's knowledge, there are no material legal or governmental proceedings of a character required by the 1933 Act and the Rules and Regulations to be described or referred to in the Registration Statement or Prospectus that are not described or referred to therein. All pending legal or governmental proceedings, if any, to which the Company is a party or to which any of its property is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company.

               (xv) The Registration Statement, when it became effective, the Prospectus and any amendments thereof or supplements thereto, (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) on the date of filing or the date thereof, complied as to form in all material respects with the requirements of the 1933 Act and the Rules and Regulations.

               (xvi) This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws.

               (xvii) To the best of such counsel's knowledge, the execution, delivery and performance of this Agreement and the consummation of the transactions described herein will not result in a violation of, or a default under, the terms or provisions of (A) any material bond, debenture, note, contract, lease, license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or (B) any material law, order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental agency or court having jurisdiction over the Company or any of its properties.

     In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

     In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Registration Statement, Prospectus, or any amendment thereof or supplement thereto in connection with such counsel's representation, investigation and due inquiry of the Company in the preparation of the Registration Statement, Prospectus and any amendment thereof or supplement thereto, nothing has come to the attention of such counsel which causes them to believe that the Registration Statement, Prospectus and any amendment thereof or supplement thereto (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such opinion of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement, Prospectus, or any such amendment or supplement.

          (e) The Representative shall have received from Maun & Simon, PLC, its counsel, such opinion or opinions as the Underwriters may reasonably require, dated as of each closing date and satisfactory in form and substance to the Representative, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to said counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, such counsel may rely, to the extent that they deem proper, upon representations or certificates of public officials and of responsible officers of the Company.

          (f) The Representative and the Company shall have received letters, dated the date hereof and as of each closing date, from Grant Thornton, independent public accountants, substantially similar to the form set forth in the Appendix A hereto.

          (g) The Representative shall have received from the Company a certificate, dated as of each closing date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of each closing date. The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such date.

               (ii) Neither the Registration Statement nor the Prospectus nor any amendment thereof or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; provided, however, that such certificate does not require any representation concerning statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information, as identified in Section 12 herein, furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

               (iii) Subsequent to the respective dates as of which  information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, no event has occurred that should have been set forth in an amendment or supplement to Registration Statement or the Prospectus which has not been so set forth and the Company has not incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, and there has not been any change in the capital stock or long-term debt of the Company, (including any capitalized lease obligations), any material increase in the short-term debt of the Company, any material adverse change in the financial position, net worth or results of operations of the Company or declaration or payment of any dividend.

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss of, or damage to, its properties, whether or not insured.

               (v) There are no material actions, suits or proceedings pending before any court or governmental agency, authority or body, or, to the best of their knowledge, threatened, to which the Company is a party or of which the business or property of the Company is the subject.

          (h) The Representative shall have received, dated as of each closing date, from the Secretary of the Company a certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the resolutions of the Board of Trustees of the Company authorizing and approving the execution, delivery and performance of this Agreement, a copy of such resolutions to be attached to such certificate, certifying that such resolutions and the organizational documents of the Company and the Bylaws of the Company have been validly adopted and have not been amended or modified.

          (i) In addition, at each closing, the Company shall have delivered to the Underwriters an opinion, satisfactory to the Underwriters, of either Foley & Lardner or Grant Thornton, dated as such respective Closing Date, and satisfactory in form and substance to the Representative and its counsel, to the effect that under the existing federal income tax laws and regulations, assuming the Company acts as described in the "Federal Income Tax Considerations" section of the Prospectus and the Company timely filed the requisite elections, Foley & Lardner or Grant Thornton is of the opinion that the Company has been organized in conformity with the requirements for qualification as a REIT beginning with its taxable year ending December 31, 1996, and its method of operation (as described in the Prospectus and represented by management) will enable it to satisfy the REIT Requirements (as defined in the Prospectus).

          In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, provided that copies of such officers' certificates are attached to the opinion.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements regarding intellectual property matters contained in the Registration Statement, Prospectus, or any amendment thereof or supplement thereto in connection with such counsel's representation of the Company in connection with intellectual property matters and in preparation of the intellectual property portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, nothing has come to the attention of such counsel which causes them to believe that the Intellectual property portions of the Registration Statement, Prospectus, or any amendment thereof or supplement thereto (other than the financial statements and supporting financial and statistical data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such opinion of counsel does not require any statement concerning statements in, or omissions from, the Registration Statement, Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriters specifically for use in the preparation of the Registration Statement, Prospectus, or any such amendment or supplement.

          (j) The Representative shall have received a written agreement from each of the officers and directors of the Company and certain other shareholders of the Company determined by the Representative that such person will not, without the prior written consent of the Representative during the Lockup Period (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Shares of Common Stock of the Company beneficially held by such person during the Lockup Period,
     (ii) sell, transfer or otherwise dispose of or agree to sell, transfer or otherwise dispose of any options, rights, warrants or other securities exercisable or convertible into Shares of Common Stock of the Company beneficially held by the officer or director during the Lockup Period, or
     (iii) sell or grant, or agree to sell or grant, options, rights, warrants or other securities exercisable or convertible into to any such Shares of Common Stock; provided, however, that the foregoing does not prohibit gifts to donees who agree to be bound by the restrictions set forth in the lockup agreement or transfers by will or the laws of descent, and the Underwriters will not unreasonably withhold consent to a sale of Shares of Common Stock if necessary to pay federal or state taxes.

          (k) The Company shall not have failed to have performed any of its agreements herein contained and required to be performed at or prior to the First Closing Date or the Second Closing Date, as the case may be.

          (l) The Shares shall have been registered or qualified for sale or exempt from such registration or qualification under the securities laws of such jurisdictions as designated by the Underwriters such qualifications or exemptions shall continue in effect to and including the First Closing Date or the Second Closing Date, as the case may be.

          (m) The Company shall have furnished to the Underwriters, dated as of the date of the Closing Date, such further certificates and documents as the Underwriters shall have reasonably required.

          (n) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriters and its legal counsel. All statements contained in any certificate, letter, or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

          (o) The Underwriters may waive in writing the performance of any one or more of the conditions specified in this Section 4 or extend the time for their performance.

          (p) If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, each Closing Date by the Representative. Any such cancellation shall be without liability of the Underwriters to the Company and shall not relieve the Company of its obligations under Section 3(g) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 11 hereof in writing, or by telegraph or telephone confirmed in writing.

     5. Underwriters' Warrants. On the First Closing Date, the Company shall sell and deliver to the Representative for $50 the Underwriters' Warrants, which shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four (4) years thereafter. The Underwriters' Warrants shall be subject to certain transfer restrictions and shall be in substantially the form filed as an exhibit to the Registration Statement and attached as Appendix B hereto.

     6.   Indemnification.

          (a) The Company hereby agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or each such controlling person may become subject, under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse the Underwriters, and each such controlling person for any legal or other expenses reasonably incurred by the Underwriters, or controlling person (subject to the limitation set forth in Section 6(c) hereof) in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriters specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or the Underwriters filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of the Underwriters if the person asserting any loss, claim, damage or liability purchased the Shares from the Underwriters which are the subject thereof (or to the benefit of any person who controls the Underwriters), if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Shares to such person. This indemnity agreement is in addition to any liability which the Company may otherwise have.

          (b) The Underwriters severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the 1933 Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the 1933 Act, the 1934 Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or judicial or governmental actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus if used prior to the Effective Date of the Registration Statement or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriters and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriters specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriters and filed in any jurisdiction; and the Underwriters will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will not relieve it from any liability under this Section 7 as to the particular item for which indemnification is then being sought, unless such omission so to notify prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for such parties and controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and all other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or by the Company against the Underwriters hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party and paid as incurred. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party.

     7.   Contribution.

          (a) If the indemnification provided for in Section 7 is unavailable under applicable law to any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company and the Underwriters agree that contribution determined by per capita allocation would not be equitable. The respective relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion (A) in the case of the Company, as the total price paid to the Company for the Shares by the Underwriters (net of underwriting discount received but before deducting expenses) bears to the aggregate public offering price of the Shares, (B) in the case of the Underwriters, as the aggregate underwriting discount received by them bears to the aggregate public offering price of the Shares, in each case as reflected in the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it were offered to the public exceeds the amount of any damages which the Underwriters has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriters within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Underwriters, each person who controls the Company within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

          (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 8, unless such omission so to notify prejudices the Contributing Party's ability to defend such action. Any notice given pursuant to Section 7 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

     8.   Effective Date of This Agreement and Termination.

          (a) This Agreement shall become effective when the Underwriters releases the initial public offering of the Firm Shares for sale to the public. The Underwriters shall notify the Company immediately after any action has been taken which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company or the Underwriters by giving notice as hereinafter provided, except that the provisions of Section 3(g) and Sections 6, 7 and 9 shall at all times be effective. For purposes of this Agreement, the release of the initial public offering of the Firm Shares for sale to the public shall be deemed to have been made when the Underwriters releases, by facsimile or otherwise, firm offers of the Firm Shares to securities dealers or release for publication a newspaper advertisement relating to the Firm Shares, whichever occurs first.

          (b) Until the First Closing Date, this Agreement may be terminated by the Underwriters, at its option, by giving notice to the Company, if (i) the Company shall have sustained a loss by fire, flood, accident or other calamity which is material with respect to the business of the Company; the Company shall have become a party to material litigation, not disclosed in the Registration Statement or the Prospectus; or the business or financial condition of the Company shall have become the subject of any material litigation, not disclosed in the Registration Statement or the Prospectus; or there shall have been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the general affairs, business, key personnel, capitalization, financial position or net worth of the Company, whether or not arising in the ordinary course of business, which loss or change, in the reasonable judgment of the Underwriters, shall render it inadvisable to proceed with the delivery of the Shares, whether or not such loss shall have been insured; (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the over-the-counter market shall have been suspended or minimum prices shall have been established on such exchange by the SEC or by such exchanges or markets; (iii) a general banking moratorium shall have been declared by federal, New York or Minnesota authorities; (iv) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such that, in the judgment of the Underwriters, makes it inadvisable to proceed with the delivery of the Shares; (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of either of any court or other governmental authority which, in the judgment of the Underwriters, materially and adversely affects or will materially and adversely affect the business or operations of the Company;
     (vi) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred; (vii) the Company shall have failed to comply with any of the provisions of this Agreement on its part to be performed on or prior to such date or if any of the conditions, agreements, representations or warranties of the Company shall not have been fulfilled within the respective times provided for in this Agreement; or (viii) the Company is no longer registered under the 1934 Act. Any such termination shall be without liability of any party to any other party, except as provided in Sections 6 and 7 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 3(g) hereof.

          (c) If the Underwriters elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 8, it shall notify the Company promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 11 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriters promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 11 hereof.

     9. Default of Underwriter. If any Underwriter or Underwriters default in their obligation to purchase the Firm Shares hereunder and the aggregate amount of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total amount of Firm Shares, the other Underwriters shall be obligated, severally, in proportion to their respective commitments hereunder, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so defaults and the aggregate amount of Firm Shares with respect to which such default or defaults occur is more than 10% of the total number of Firm Shares and arrangements satisfactory to the Representative and the Company for purchase of such Firm Shares by other persons (who may include one or more of the nondefaulting Underwriters, including the Representative) are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company except for the provisions of Sections 6 and 7 hereof. In any such case, either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for more than seven days, in order that any required changes, not including a reduction in the number of Firm Shares, to the Registration Statement and the Prospectus of any other documents or arrangements may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Survival of Indemnities, Contribution Agreements, Warranties and Representations. The respective indemnity and contribution agreements of the Company and the Underwriters contained in Sections 6 and 7, respectively, the representations and warranties of the Company set forth in Sections 1 hereof respectively and the covenants of the Company set forth in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriters, the Company, any of its officers and directors, or any controlling person referred to in Sections 7 and 8, and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

     11. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to Underwriters or any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed, to R. J. Steichen & Company, One Financial Plaza, 120 South Sixth Street, Minneapolis, Minnesota 55402 Attention: John E. Feltl, President, with a copy to Philip T. Colton, Esq., Maun & Simon, PLC, 2000 Midwest Plaza Building West, 801 Nicollet Mall, Minneapolis, Minnesota 55402; or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed, to Wellington Properties Trust, 11000 Prairie Lakes Drive, Suite 610, Minneapolis, Minnesota 55344 (612) 826-6968. Attention: Duane Lund CEO.

     12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by, or on behalf of, the Underwriters specifically for use with reference to the Underwriters referred to in Section 1(b) and Section 6 hereof.

     13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, their respective successors and assigns, and the officers, directors and controlling persons referred to in Sections 7 and 8. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns, and the controlling persons, officers and directors referred to in Sections 7 and 8 any legal or equitable right, remedy, or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriters shall be construed a successor or assign merely by reason of such purchase.

     14. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     15.  Counterparts.   This  Agreement  may  be  execute  in  any  number  of
counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one Agreement.

     If the foregoing is in accordance with the Underwriters' understanding of this agreement, kindly sign and return to the Company the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                   Very truly yours,

                                   WELLINGTON PROPERTIES TRUST

                                   By:________________________________________
                                     Its:_____________________________________


Confirmed as of the date hereof
at Minneapolis, Minnesota

R.J. STEICHEN & COMPANY


By:________________________________
   ________________________________
Its:_______________________________

                                   APPENDIX A

                    FORM OF COMFORT LETTER OF GRANT THORNTON


     (1) They are independent public accountants with respect to the Company within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

     (2) In their opinion, the financial statements of the Company included in the Registration Statement which are stated therein to have been examined by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations.

     (3) On the basis of specified procedures (but not an audit in accordance with generally accepted auditing standards), including inquiries of certain officers of the Company responsible for financial and accounting matters as to transactions and events subsequent to the date of the financial statements included in the Prospectus, a reading of minutes of meetings of the stockholders and directors of the Company since the date of the financial statements included in the Prospectus and other procedures as specified in such letter, nothing came to their attention which caused them to believe that (a) at a specified date not more than five (5) days prior to the date thereof in the case of the first letter and not more than two (2) business days prior to the date thereof in the case of the second and third letters, there was any change in the capital stock, long-term debt, or short-term debt (other than normal payments) of the Company, or any material decrease in net current assets or stockholders' equity, as compared with amounts shown on the latest balance sheet of the Company included in the Registration Statement; or (b) for the period from the date of such balance sheet to a date not more than five (5) days prior to the date thereof in the case of the first letter and not more than two (2) business days prior to the date thereof in the case of the second letter, there were any material decreases in working capital, long-term debt or total stockholders' equity, except for changes or decreases which the Prospectus discloses, have occurred or may occur, or which are set forth in such letter.

     (4) They have carried out specified procedures, which have been agreed to by the Underwriters, with respect to certain information in the Prospectus specified by the Underwriters, and on the basis of such procedures, they have found such information to be in agreement with the accounting records of the Company or with material derived from such records.

                                   SCHEDULE I


Name of Underwriter                              Number of Firm Shares
-------------------                              ---------------------

1.       R.J. Steichen & Company

2.       [Name]

3.       [Name]

4.       [Name]

5.       [Name]

6.       [Name]

7.       [Name]

8.       [Name]

9.       [Name]

10.      [Name]

11.      [Name]

12.      [Name]

13.      [Name]

14.      [Name]

15.      [Name]                                  ___________________

                  TOTAL